Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report of LuxUrban Hotels Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian L. Ferdinand, Chief Executive Officer of LuxUrban Hotels Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023

/s/ Brian L. Ferdinand
Brian L. Ferdinand
Chairman and Chief Executive Officer
(Principal Executive Officer)